                                                                      EXHIBIT 21

                      SUBSIDIARIES OF SUNTERRA CORPORATION
--------------------------------------------------------------------------------

                    Entity Name                                Jurisdiction of
                                                               Organization

AKGI Lake Tahoe Investments, Inc.                              CA
--------------------------------------------------------------------------------
AKGI Poipu Investments, Inc.                                   CA
--------------------------------------------------------------------------------
AKGI St. Maarten, N.V.                                         DE
--------------------------------------------------------------------------------
All Seasons Properties, Inc.                                   AZ
--------------------------------------------------------------------------------
All Seasons Realty, Inc.                                       AZ
--------------------------------------------------------------------------------
All Seasons Resorts, Inc. (AZ)                                 AZ
--------------------------------------------------------------------------------
All Seasons Resorts, Inc. (TX)                                 TX
--------------------------------------------------------------------------------
Alpine Apartment Hotel LmbH                                    Austria
--------------------------------------------------------------------------------
Andalucian Realty Limited                                      England & Wales
--------------------------------------------------------------------------------
Argosy Grand Beach, Inc.                                       GA
--------------------------------------------------------------------------------
Argosy Hilton Head, Inc.                                       SC
--------------------------------------------------------------------------------
Argosy Partners, Inc.                                          GA
--------------------------------------------------------------------------------
Argosy/KGI Grand Beach Investment Partnership                  CA
--------------------------------------------------------------------------------
Argosy/KGI Poipu Investment Partnership, LP                    HI
--------------------------------------------------------------------------------
Argosy/KGI Port Royal Partners                                 SC
--------------------------------------------------------------------------------
AVCOM International, Inc.                                      DE
--------------------------------------------------------------------------------
Benal Holdings Limited                                         Gibraltar
--------------------------------------------------------------------------------
Benal Management Limited                                       Gibraltar
--------------------------------------------------------------------------------
Berkeley Four Seasons Vacations, Inc.                          FL
--------------------------------------------------------------------------------
Berkeley Resorts Management Corp.                              NJ
--------------------------------------------------------------------------------
Blue Bison Funding Corporation                                 DE
--------------------------------------------------------------------------------
Broome Park Estates Ltd                                        England & Wales
--------------------------------------------------------------------------------
Canaryroute Ltd                                                England & Wales
--------------------------------------------------------------------------------
Citronsa Canarias SL                                           Spain
--------------------------------------------------------------------------------
Club Sunterra, Inc.                                            FL
--------------------------------------------------------------------------------
Club Via Limited                                               England & Wales
--------------------------------------------------------------------------------
Collie Inversion Inmobilario Santa Cruz SL                     Spain
--------------------------------------------------------------------------------
Cotiempo SL                                                    Spain
--------------------------------------------------------------------------------
Design Internationale-RMI, Inc.                                FL
--------------------------------------------------------------------------------
Dutch Elm Holdings, Inc.                                       NV
--------------------------------------------------------------------------------
Dutch Elm, LLC                                                 NV
--------------------------------------------------------------------------------
Fairweather Holdings, Inc.                                     NV
--------------------------------------------------------------------------------
Fairweather, LLC                                               NV
--------------------------------------------------------------------------------
Flanesford Management Ltd                                      England & Wales
--------------------------------------------------------------------------------
Flanesford Priory Ltd                                          England & Wales
--------------------------------------------------------------------------------
Floriana Holdings Limited                                      Gibraltar
--------------------------------------------------------------------------------
Floriana Management Limited                                    Gibraltar
--------------------------------------------------------------------------------
George Acquisition Subsidiary, Inc.                            NV
--------------------------------------------------------------------------------
Global Management Services Ltd                                 Isle of Man
--------------------------------------------------------------------------------
Global Vacation Club Gold Ltd.                                 Isle of Man
--------------------------------------------------------------------------------
Grand Beach Partners, L.P.                                     CA
--------------------------------------------------------------------------------
Grand Beach Resort, Limited Partnership                        GA
--------------------------------------------------------------------------------
Grand Vacation Club Ltd                                        England & Wales
--------------------------------------------------------------------------------
Grand Vacation Company (Europe) Ltd                            England & Wales
--------------------------------------------------------------------------------
Grand Vacation Company Ltd                                     England & Wales
--------------------------------------------------------------------------------
Grand Vacation Title Ltd                                       England & Wales
--------------------------------------------------------------------------------
Grand Vacation Travel Ltd                                      England & Wales
--------------------------------------------------------------------------------
Grand Vacations Management Limited                             England & Wales
--------------------------------------------------------------------------------
Grand Vacations Management Ltd                                 Jersey
--------------------------------------------------------------------------------
Great Western Financial Resources, Inc.                        AZ
--------------------------------------------------------------------------------
Greensprings Associates                                        VA
--------------------------------------------------------------------------------
Greensprings Plantation Resort, Inc.                           VA
--------------------------------------------------------------------------------
GVC Clubs (Europe) Ltd                                         England & Wales
--------------------------------------------------------------------------------
GVC Deutschland Betriebsgesellschaft mbH                       Germany
--------------------------------------------------------------------------------
GVC Deutschland Holding GmbH                                   Germany
--------------------------------------------------------------------------------
GVC Deutschland Vertriebsgesellschaft mbH                      Germany
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     EntityName                                Jurisdiction of
                                                               Organization

GVC Nominee Ltd.                                               England & Wales
--------------------------------------------------------------------------------
GVC Promotions, Ltd.                                           Gibraltar
--------------------------------------------------------------------------------
GVC Spanish Benalmadena Management SL                          Spain
--------------------------------------------------------------------------------
GVC Spanish Management SL                                      Spain
--------------------------------------------------------------------------------
GVC Spanish Sales SL                                           Spain
--------------------------------------------------------------------------------
GVC Tenerife Sales SL                                          Spain
--------------------------------------------------------------------------------
GVC Travel Ltd.                                                England & Wales
--------------------------------------------------------------------------------
Harich Tahoe Developments                                      NV
--------------------------------------------------------------------------------
Hewicoon SL                                                    Spain
--------------------------------------------------------------------------------
International Timeshares, Inc.                                 FL
--------------------------------------------------------------------------------
Kabushiki Gaisha Kei, LLC                                      CA
--------------------------------------------------------------------------------
Kenmore Club Ltd                                               Scotland
--------------------------------------------------------------------------------
KGI Grand Beach Investments, Inc.                              CA
--------------------------------------------------------------------------------
KGI Port Royal, Inc.                                           SC
--------------------------------------------------------------------------------
KGK Investors, Inc.                                            CA
--------------------------------------------------------------------------------
KGK Lake Tahoe Development, Inc.                               CA
--------------------------------------------------------------------------------
KGK Partners, Inc.                                             CA
--------------------------------------------------------------------------------
Lake Tahoe Resort Partners, LLC                                CA
--------------------------------------------------------------------------------
Lakewood Development, Inc.                                     NV
--------------------------------------------------------------------------------
Los Amigos Beach Club Ltd                                      Isle of Man
--------------------------------------------------------------------------------
Los Amigos Beach Club Management Ltd                           Isle of Man
--------------------------------------------------------------------------------
LS Financial Services Ltd                                      England & Wales
--------------------------------------------------------------------------------
LS International Resort Management Ltd                         England & Wales
--------------------------------------------------------------------------------
LS Interval Ownership Ltd                                      England & Wales
--------------------------------------------------------------------------------
LSI (Wychnor Park) Ltd                                         England & Wales
--------------------------------------------------------------------------------
LSI Developers, Ltd                                            England & Wales
--------------------------------------------------------------------------------
LSI Portugal Clube de Ferias Lda                               Portugal
--------------------------------------------------------------------------------
LSI Properties Ltd                                             England & Wales
--------------------------------------------------------------------------------
Marc Hotels & Resorts, Inc.                                    HI
--------------------------------------------------------------------------------
Mazatlan Development Inc.                                      WA
--------------------------------------------------------------------------------
Member Privileges International, Inc.                          CA
--------------------------------------------------------------------------------
Menorca Leisure Limited                                        England & Wales
--------------------------------------------------------------------------------
Mercadotecnia de Hospedaje S.A. de C.V.                        Mexico
--------------------------------------------------------------------------------
Meridiat Canarias SL                                           Spain
--------------------------------------------------------------------------------
MMG Development Corp                                           FL
--------------------------------------------------------------------------------
MMG Holding Corp.                                              FL
--------------------------------------------------------------------------------
Octopus GmbH                                                   Austria
--------------------------------------------------------------------------------
Pastor Inmobiliario Insular SL                                 Spain
--------------------------------------------------------------------------------
Pine Lake Management Services Ltd                              England & Wales
--------------------------------------------------------------------------------
Pine Lake Plc                                                  England & Wales
--------------------------------------------------------------------------------
Plantation Resorts Group, Inc.                                 VA
--------------------------------------------------------------------------------
Pointe Partners Limited Partnership                            NV
--------------------------------------------------------------------------------
Poipu Resort Management Company                                HI
--------------------------------------------------------------------------------
Poipu Resort Partners, L.P.                                    HI
--------------------------------------------------------------------------------
Port Royal Resort, L.P.                                        SC
--------------------------------------------------------------------------------
Powhatan Associates                                            VA
--------------------------------------------------------------------------------
Premier Vacations, Inc.                                        FL
--------------------------------------------------------------------------------
Rainham Ltd                                                    Isle of Man
--------------------------------------------------------------------------------
Resort Connections, Inc.                                       NV
--------------------------------------------------------------------------------
Resort Management International, Inc.(CA)                      CA
--------------------------------------------------------------------------------
Resort Management International, Inc.(GA)                      GA
--------------------------------------------------------------------------------
Resort Marketing International, Inc.                           CA
--------------------------------------------------------------------------------
Resort Services, Inc.                                          VA
--------------------------------------------------------------------------------
Resorts Development International, Inc.                        NV
--------------------------------------------------------------------------------
Resot Management Services SL                                   Spain
--------------------------------------------------------------------------------
Ridge Lake, Inc.                                               NV
--------------------------------------------------------------------------------
Ridge Pointe Limited Partnership                               NV
--------------------------------------------------------------------------------
Ridge Spa and Racquet Club, Inc., The                          AZ
--------------------------------------------------------------------------------
Ridgewood Development, Inc.                                    NV
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    EntityName                                 Jurisdiction of
                                                               Organization

RKG, Corp.                                                     VA
--------------------------------------------------------------------------------
RPM Management, Inc.                                           AZ
--------------------------------------------------------------------------------
S.V.L.H., Inc.                                                 VA
--------------------------------------------------------------------------------
Sahara Sunset Resort Management SL                             Spain
--------------------------------------------------------------------------------
Servicios Turisticos La Gaviota, S.A. de C.V.                  Mexico
--------------------------------------------------------------------------------
Signature Capital - West Maui LLC                              DE
--------------------------------------------------------------------------------
Signature Grand Villas, Inc.                                   USVI
--------------------------------------------------------------------------------
Sunra, Inc.                                                    FL
--------------------------------------------------------------------------------
SunSera Funding Corp.                                          NV
--------------------------------------------------------------------------------
Sunset Country Club Management Ltd                             Isle of Man
--------------------------------------------------------------------------------
Sunset Sur SA                                                  Spain
--------------------------------------------------------------------------------
Sunterra Communications Corporation                            FL
--------------------------------------------------------------------------------
Sunterra Europe (Group Holdings) plc                           England & Wales
--------------------------------------------------------------------------------
Sunterra Finance, LLC                                          GA
--------------------------------------------------------------------------------
Sunterra Financial Services, Inc.                              NV
--------------------------------------------------------------------------------
Sunterra Golf Holding Company                                  CA
--------------------------------------------------------------------------------
Sunterra Interiors, LLC                                        NV
--------------------------------------------------------------------------------
Sunterra Italia Srl                                            Italy
--------------------------------------------------------------------------------
Sunterra Mortgage, Inc.                                        GA
--------------------------------------------------------------------------------
Sunterra Pacific Realty, Inc.                                  DE
--------------------------------------------------------------------------------
Sunterra Pacific, Inc.                                         WA
--------------------------------------------------------------------------------
Sunterra Sales Italy Srl                                       Italy
--------------------------------------------------------------------------------
Sunterra St. Croix, Inc.                                       USVI
--------------------------------------------------------------------------------
Sunterra Travel, Inc.                                          WA
--------------------------------------------------------------------------------
Sunterra Voyages SARL                                          France
--------------------------------------------------------------------------------
TerraSun Holding, Inc.                                         NV
--------------------------------------------------------------------------------
TerraSun, LLC                                                  NV
--------------------------------------------------------------------------------
Torres Mazatlan S.A. de C.V.                                   Mexico
--------------------------------------------------------------------------------
Torres Vallarta S.A. de C.V.                                   Mexico
--------------------------------------------------------------------------------
Trion Capital Corporation I                                    DE
--------------------------------------------------------------------------------
Vacaciones Compartidos Mazatlan y Vallarta, S.A. de C.V.       Mexico
--------------------------------------------------------------------------------
Vacacionistas Internacionales Mazatlan S.A. de C.V.            Mexico
--------------------------------------------------------------------------------
Vacacionistas Internacionales Vallarta S.A. de C.V.            Mexico
--------------------------------------------------------------------------------
Vacation Club Partnerships Ltd                                 England & Wales
--------------------------------------------------------------------------------
Vacation Owners Club SA                                        Spain
--------------------------------------------------------------------------------
Vacation Research, Ltd.                                        England & Wales
--------------------------------------------------------------------------------
Vacation Time Share Travel, Inc.                               Bahamas
--------------------------------------------------------------------------------
Vilar do Golf Empreendimentos Turisticos Lda                   Portugal
--------------------------------------------------------------------------------
VTS Operating Fund, Inc.                                       WA
--------------------------------------------------------------------------------
West Maui Resorts Partners, L.P.                               DE
--------------------------------------------------------------------------------
Williamsburg Vacations, Inc.                                   VA
--------------------------------------------------------------------------------